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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference to Form 8-K/A of FelCor Suite Hotels, Inc. dated February 12, 1996 in this Registration Statement on Form S-3, of our report dated March 9, 1995, on our audit of the financial statements of Piscataway-Centennial Associates Limited Partnership as at and for the year ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts".

RICHARD A. EISNER, L.L.P.

New York, New York

June 24, 1996